--------------------------------------------------------------------------------

                                TRUST INDENTURE



                RELATING TO UNITED STATES GOVERNMENT GUARANTEED
                           SHIP FINANCING OBLIGATIONS



                                    BETWEEN



                          GLOBAL INDUSTRIES, LTD.,
                                              SHIPOWNER



                                      AND


                        FIRST NATIONAL BANK OF COMMERCE,
                               INDENTURE TRUSTEE





                          DATED AS OF AUGUST 15, 1996





--------------------------------------------------------------------------------

                                TRUST INDENTURE

                                    BETWEEN

                            GLOBAL INDUSTRIES, LTD.,
                                              SHIPOWNER

                                      AND

                        FIRST NATIONAL BANK OF COMMERCE,
                                              INDENTURE TRUSTEE


                          DATED AS OF AUGUST 15, 1996

           TABLE OF CONTENTS TO SPECIAL PROVISIONS OF THE INDENTURE*

                                                                         PAGE
                                                                         ----
Parties   . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1
Recitals  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     1

                                ARTICLE FIRST

Incorporation of General Provisions . . . . . . . . . . . . . . . . .     3

                                ARTICLE SECOND

The Bonds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .     3

                                ARTICLE THIRD

Certain Redemptions . . . . . . . . . . . . . . . . . . . . . . . . .     4

(a)      Mandatory Sinking Fund Redemptions of Bonds  . . . . . . . .     4
(b)      Credit Against Mandatory Sinking Fund Redemptions
         of Bonds . . . . . . . . . . . . . . . . . . . . . . . . . .     4
(c)      Optional Sinking Fund Redemptions of Bonds . . . . . . . . .     5
(d)      Optional Redemptions of Bonds at Premium . . . . . . . . . .     5





-----------------

         This Table of Contents is not a part of the Indenture and has no bearing upon the interpretation of any of its terms and provisions.

                                ARTICLE FOURTH

Definitions . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   6

                                ARTICLE FIFTH

Additions, Deletions, and Amendments to Exhibit 1 . . . . . . . . . . . .   6

(a)      Concerning Section 2.04  . . . . . . . . . . . . . . . . . . . .   6
(b)      Concerning Section 2.12  . . . . . . . . . . . . . . . . . . . .   6
(c)      Concerning Notices of Transition Date and Stated Maturity  . . .   7
(d)      Concerning Payment of the Obligations  . . . . . . . . . . . . .   7
(e)      Concerning Selection of Bonds to be Redeemed . . . . . . . . . .   7
(f)      Concerning References to 3.09(b) . . . . . . . . . . . . . . . .   8
(g)      Concerning Home Office Payment . . . . . . . . . . . . . . . . .   8
(h)      Concerning Section 5.02  . . . . . . . . . . . . . . . . . . . .   8
(i)      Concerning Section 7.02  . . . . . . . . . . . . . . . . . . . .   8
(j)      Concerning Section 10.01 . . . . . . . . . . . . . . . . . . . .   8
(k)      Concerning Notices . . . . . . . . . . . . . . . . . . . . . . .   8
(l)      Concerning Applicable Law  . . . . . . . . . . . . . . . . . . .   9
(m)      Execution of Counterparts  . . . . . . . . . . . . . . . . . . .   9

Signatures  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .   10

Acknowledgements  . . . . . . . . . . . . . . . . . . . . . . . . . . . .   12

                         EXHIBITS TO TRUST INDENTURE
                         ---------------------------

SCHEDULE A                Schedule of Definitions to Trust Indenture

EXHIBIT 1                 General Provisions Incorporated into the Trust
                          Indenture by Reference

EXHIBIT 2                 Forms of Bond, Guarantee, and Trustee's
                          Authentication Certificate

EXHIBIT 3                 Authorization Agreement

EXHIBIT 4                 Form of Secretary's Supplemental Indenture

                                TRUST INDENTURE

                               SPECIAL PROVISIONS


         THIS TRUST INDENTURE, dated as of August 15, 1996 (said Trust Indenture, as the same may be amended, modified, or supplemented from time to time as permitted hereunder, herein called the "Indenture"), between (i) GLOBAL INDUSTRIES, LTD., a Louisiana corporation (herein called the "Shipowner"), and
(ii) FIRST NATIONAL BANK OF COMMERCE, a national banking association (said Bank, and any successor or assign hereunder, herein called the "Indenture Trustee").


                                R E C I T A L S:

         A. The Shipowner is a party to the following construction contracts:

                 (1) A construction contract, dated April 3, 1996, with Service Marine Industries, Inc., a Louisiana corporation ("Service Marine"), for the construction of one 400' launch barge (the "Launch Barge Construction Contract");

                 (2) A construction contract, dated April 3, 1996, with Service Marine for the construction of one 300' deck barge (the "Deck Barge Construction Contract"); and

                 (3) A construction contract, dated August 1, 1995, with Bollinger Machine Shop & Shipyard, Inc., a Louisiana corporation ("Bollinger"), for the construction of two lift boats (the "Lift Boat Construction Contract").

Service Marine and Bollinger are herein referred to collectively as the "Shipyards" and the three construction contracts herein described are hereinafter referred to collectively as the "Construction Contracts."

         B. The Shipowner has under construction at Service Marine one 400' launch barge, Shipyard Hull No. 184, name to be assigned (the "Launch Barge") and one 300' deck barge, Shipyard Hull No. 183, name to be assigned (the "Deck Barge" and, together with the Launch Barge, collectively the "Barges"), and at Bollinger two lift boats, Shipyard Hull Nos. 295, to be named MAN-O-WAR (the "First Lift Boat"), and Shipyard Hull No. 296, to be named KINGFISH (the "Second Lift Boat" and, together with the First Lift Boat, collectively the "Lift Boats," and, together with the Barges, each individually a "Vessel" and, collectively, the "Vessels").

         Such Vessels as have not been delivered shall be defined each individually as an "Undelivered Vessel" and collectively as the "Undelivered Vessels," and such vessels as have been delivered, shall be defined each individually as a "Delivered Vessel" and collectively as the "Delivered Vessels."

         C. To aid in financing the cost of Construction of the Vessels, the Shipowner will issue up to $20,328,000 aggregate principal amount of its bonds pursuant to Section 2.03 of Exhibit 1 to this Indenture (the "Bonds" and, together with any bonds issued in respect thereto pursuant to Sections 2.09, 2.10, 2.12, and 3.10(b) of said Exhibit 1, called the "Bonds" or "Obligations") designated "United States Government Guaranteed Ship Financing Bonds, 1996 Series."


         D. Under the Authorization Agreement, Contract No. MA-13229, set forth as Exhibit 3 hereto, the Secretary, on behalf of the United States, will authorize the Indenture Trustee, under the terms of Title XI of the Act, to cause the guarantee of the payment of the unpaid principal and interest on the Bonds according to the terms of the Guarantees, bearing the facsimile signature of the Secretary and the facsimile seal of the United States Department of Transportation, to be imprinted on the Bonds issued and to authenticate and deliver the Bonds issued on the Closing Date, such agreements and authorizations being subject to the conditions set forth in the Authorization Agreement;

         E. Pursuant to Section 1104A(b)(5) of the Act, the Secretary has determined that the interest to be borne by the Bonds (exclusive of charges for the Guarantee Fee and investigation and service charges, if any) at the rate specified in the form thereof set forth in Exhibit 2 hereto is reasonable; and

         F. All actions necessary have been taken in order (1) to make the Obligations, when executed by the Shipowner, authenticated by the Indenture Trustee, and issued under the Indenture, the valid, binding, and legal obligations of the Shipowner in accordance with their terms, (2) to make the Guarantees to be endorsed on the Obligations, when executed by the Secretary, authenticated by the Indenture Trustee, and delivered under this Indenture, the valid, binding, and legal obligations of the United States in accordance with their terms, and (3) to make this Indenture the valid, binding, and legal agreement of the parties hereto in accordance with its terms.

         NOW, THEREFORE, in consideration of the premises, of the mutual covenants herein contained, of the purchase of the Obligations by the Holders thereof, and of other good and valuable consideration, the receipt and adequacy of which the parties hereby acknowledge, and for the equal and proportionate benefit of all the present and future Holders of the Obligations, the parties hereto agree as follows:

                                 ARTICLE FIRST

                      INCORPORATION OF GENERAL PROVISIONS

         This Indenture shall consist of two parts: the Special Provisions and the General Provisions attached hereto as Exhibit 1, made a part of this Indenture and incorporated herein by reference.

                                 ARTICLE SECOND

                                   THE BONDS

         (a) The Obligations issued hereunder shall be designated "United States Government Guaranteed Ship Financing Bonds, 1996 Series," and shall be issuable in the aggregate amount of $20,328,000 of 7.25% Sinking Fund Bonds due on the 25th anniversary of the Transition Date; provided that, the aggregate principal amount of Obligations at any time Outstanding shall not exceed $20,328,000 or the aggregate of the 87 1/2% of the Actual Cost or Depreciated Actual Cost, as the case may be, of the Barges plus 75% of the Actual Cost or Depreciated Actual Cost, as the case may be, of the Lift Boats, whichever is less. The aggregate principal amount of Bonds which may be issued under this Indenture shall not exceed $20,328,000 except as provided in Sections 2.09, 2.10, 2.12, and 3.10(b) of Exhibit 1 hereto.

         (b) The Obligations, the Guarantees thereof, and the Indenture Trustee's authentication certificate to be endorsed thereon shall be substantially in the forms set forth in Exhibit 2 hereto.

         (c) The Obligations shall be in the denominations of $1,000 or any integral multiple thereof.

         (d) The Shipowner shall at all times cause to be maintained in the City of New Orleans, State of Louisiana, an office or agency for the purposes specified in Section 5.03 of Exhibit 1 to this Indenture, which office or agency shall be deemed at all times to be the Corporate Trust Office of the Indenture Trustee.

         (e) On the date of execution of this Indenture, the Indenture Trustee's Corporate Trust Office is located at 210 Baronne Street, New Orleans, Louisiana 70112.

         (f) The Bonds shall mature on the 25th anniversary of the Transition Date and shall bear interest at the rate of 7.25% per annum.

                                 ARTICLE THIRD

                              CERTAIN REDEMPTIONS

         (a) Mandatory Sinking Fund Redemptions of Bonds. The Bonds are subject to redemption at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to the applicable sinking fund Redemption Date, through the operation of a mandatory sinking fund providing for the semiannual redemption, commencing on the first Semiannual Anniversary of the Transition Date and on each Semiannual Anniversary of the Transition Date thereafter to and including the forty-ninth Semiannual Anniversary of the Transition Date, of $407,000 principal amount of Bonds (or such lesser principal amount of Bonds as shall then be Outstanding) (which amount represents approximately one fiftieth (1/50) of the Original Principal Amount of Bonds) and, on the fiftieth Semiannual Anniversary of the Transition Date, there shall become due and payable, and the Shipowner shall pay, the balance of the unpaid principal amount of Bonds at the time Outstanding, together with all interest accrued thereon to such date. As to each mandatory sinking fund redemption, the Indenture

Trustee shall deliver to each Holder the notice of redemption required by
Section 3.08 of Exhibit 1 to the Indenture. Notwithstanding the foregoing provisions of this Subsection (a), if the principal amount of Outstanding Bonds shall be reduced by reason of any redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 to this Indenture, the principal amount of Bonds to be redeemed pursuant to this subsection (a) on each subsequent mandatory sinking fund Redemption Date for such Bonds shall be reduced by an amount equal to the principal amount of such Bonds retired by reason of such redemption pursuant to Sections 3.04 or 3.05 of Exhibit 1 hereto divided by the number of mandatory sinking fund Redemption Dates (including the Stated Maturity of such Bonds) scheduled thereafter (subject to such increase as shall be necessary so that the total principal amount of Bonds to be redeemed on any such sinking fund Redemption Date shall be an integral multiple of $1,000); provided that, the entire unpaid principal amount of the Outstanding Bonds shall be paid no later than the 25th anniversary of the Transition Date. The Shipowner shall, in accordance with Section 3.02(d) of Exhibit 1 hereto, promptly after each redemption pursuant to said Sections 3.04 or 3.05, furnish to the Secretary, the Indenture Trustee, and each Holder of a Bond a revised table of sinking fund payments reflecting the reductions made pursuant to this Subsection (a) as a result of such redemption.

         (b)     Credit Against Mandatory Sinking Fund Redemptions of Bonds.
In lieu of making all or any part of any such mandatory sinking fund redemption of Bonds, the Shipowner may, at its option, receive credit for Bonds not previously so credited or applied to reduce the principal amount of Bonds Outstanding (i) redeemed by the Shipowner pursuant to the optional redemption provision provided for in Subsection (c) of this Article, (ii) redeemed by the Shipowner pursuant to the optional redemption provision provided for in Subsection (d) of this Article, or (iii) purchased or acquired by the Shipowner (other than by redemption) and delivered to the Indenture Trustee for cancellation pursuant to Section 2.13 of Exhibit 1 hereto. The Bonds so credited or applied shall be credited or applied, as the case may be, by the Indenture Trustee, at 100% of the principal amount thereof. If the Shipowner shall elect to receive credit or application as aforesaid in lieu of making all or part of any mandatory sinking fund redemption, it shall deliver to the Indenture Trustee, at least 45 days but not more than 60 days prior to the due date for such mandatory sinking fund redemption, a Request (i) specifying the principal amount of Bonds so optionally redeemed or otherwise acquired and so to be credited or applied, as the case may be, and (ii) stating that no such Bonds have theretofore been made the basis of any such credit or application as aforesaid and that none of such Bonds are subject to the terms of any agreement or contract between the Secretary, the Shipowner, and/or any other person restricting the Shipowner's right to apply any such Bonds as a credit pursuant to the terms of this Subsection (b), together with the Bonds (uncancelled) for which such credit or application is so requested (unless such Bonds shall theretofore have been delivered to the Indenture Trustee). The Indenture Trustee shall deliver a copy of such Request to each Holder along with the notice of redemption required by Section 3.08 of Exhibit 1 to the Indenture in connection with such mandatory sinking fund redemption.

         (c) Optional Sinking Fund Redemptions of Bonds. At its option, the Shipowner may redeem on any mandatory sinking fund Redemption Date, at a Redemption Price equal to 100% of the principal amount thereof, together with interest accrued thereon to such date, an additional principal amount of Bonds of the same maturity up to the principal amount of Bonds of the same maturity required to be redeemed under Subsection (a) of this Article on such date and before any credit pursuant to Subsection (b) of this Article. The right to make any such optional sinking fund redemption shall not be cumulative. If the Shipowner shall elect to make any such optional sinking fund redemption, the Shipowner shall, at least 45 days but not more than 60 days prior to such mandatory sinking fund Redemption Date, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its right as set forth in this Subsection (c) to make such optional sinking fund redemption and specifying the additional principal amount of Bonds which the Shipowner intends to redeem on such mandatory sinking fund Redemption Date. The Indenture Trustee shall deliver a copy of such Request to each Holder along with the notice of redemption required by Section 3.08 of Exhibit 1 to the Indenture.

         (d) Optional Redemptions of Bonds at Premium. At its option, the Shipowner may redeem the Bonds, in whole or in part, at any time or from time to time, at the Redemption Prices specified in the Bonds, together with interest accrued thereon to the date fixed for redemption; provided that, no such redemption shall be made prior to the tenth anniversary of the Transition Date, directly or indirectly with the proceeds of, or in anticipation of, borrowing by or for the account of the Shipowner if such borrowing has an effective interest cost (calculated in accordance with generally accepted financial practice) of less than the rate of interest borne by the Bonds. If the Shipowner shall elect to make any such optional redemption, the Shipowner shall, at least 45 days but not more than 60 days prior to the date fixed for redemption, deliver to the Indenture Trustee a Request stating that the Shipowner intends to exercise its rights as above set forth to make such optional redemption and specifying the Redemption Date, the maturity date, and the principal amount of Bonds which the Shipowner intends to redeem on such date. In the case of any redemption pursuant to this Subsection (d) prior to the tenth anniversary of the Transition Date, the Shipowner shall deliver to the Indenture Trustee, at the time of delivery of said Request, an Officer's Certificate stating that such redemption shall comply with the proviso relating to such redemption prior to such date. The Indenture Trustee shall deliver a copy of such Request to each Holder along with the notice of redemption required by Section 3.08 of Exhibit 1 to the Indenture.

                                 ARTICLE FOURTH

                                  DEFINITIONS

         For all purposes of this Indenture, unless expressly provided or unless the context otherwise requires:

                          (1) All references herein to Articles, Sections, or other subdivisions, unless otherwise specified, refer to the corresponding Articles, Sections, and other subdivisions of this Indenture;

                          (2) The terms "hereof," "herein," "hereby," "hereto," "hereunder," and "herewith" refer to this Indenture;

                          (3) The terms used herein and defined in Schedule A to this Indenture shall have the respective meanings stated in said Schedule.

                                 ARTICLE FIFTH

               ADDITIONS, DELETIONS, AND AMENDMENTS TO EXHIBIT 1

         The following additions, deletions, and amendments are hereby made to
Exhibit 1 to this Indenture:

         (a) Concerning Section 2.04. The Shipowner and the Indenture Trustee shall not enter into any Supplemental Indenture, and the Indenture Trustee shall not enter into any supplement to the Authorization Agreement, pursuant to Section 2.04 of Exhibit 1 to this Indenture, except to provide for the issuance of additional Obligations of any series and Stated Maturity theretofore issued, or of one or more additional series for the purpose of aiding in financing or refinancing the construction, reconstruction, or reconditioning of one or more of the Vessels, or to refund Obligations issued for such purpose.

         (b) Concerning Section 2.12. With respect to clause (1) of the proviso to Section 2.12 of Exhibit 1 to the Indenture, a written agreement of indemnity, which is satisfactory in form and substance to the Secretary, the Shipowner, and the Indenture Trustee, executed and delivered by an institutional Holder having a capital and surplus of at least $100,000,000 shall be considered sufficient indemnity to the Secretary, the Shipowner, and the Indenture Trustee in connection with the execution, authentication, and delivery of any new Obligations or the making of any payment as contemplated by said Section 2.12.

         (c)     Concerning Notices of Transition Date and Stated Maturity.
Article II of Exhibit 1 hereto is hereby amended by adding a new Section 2.14 as follows:

                 "Section 2.14. Notices of the Transition Date and Stated Maturity. (a) Not more than 30 days after the Transition Date, a notice (indicating (1) the Transition Date, (2) the subsequent Interest Payment Dates on the Bonds, and (3) the date fixed as the Stated Maturity of the Bonds) shall be given by or on behalf of the Shipowner or, at the Shipowner's request (provided that, the Indenture Trustee shall have received such request not more than 20 days after the Transition Date), by the Indenture Trustee in the name and at the expense of the Shipowner by mailing a copy of such notice, by first class mail, postage prepaid, to each Holder of an Outstanding Bond at his last address appearing on the Obligation Register.

                 "(b) Each Bond issued by the Shipowner and authenticated and delivered by the Indenture Trustee subsequent to the date of any notice referred to in this Section 2.14 shall be appropriately legended by the Indenture Trustee, in the name and at the expense of the Shipowner, to reflect the matters set forth in such notice."

         (d) Concerning Payment of the Obligations. Notwithstanding anything to the contrary in Exhibit 1 hereto, the Obligations to be issued hereunder shall be payable as to principal, premium (if any), and interest, at an office or agency maintained by the Shipowner for such purpose at the Corporate Trust Office of the Indenture Trustee or, at the option of the Shipowner, as to payments of principal, premium (if any), or interest by check mailed by such Corporate Trust Office to the addresses of the Obligees as such addresses shall appear in the Obligation Register, subject in any event to the provisions hereof concerning home office payment; provided that, upon redemption in whole of any of the Bonds or upon maturity of any of the Bonds, the Obligees shall surrender any such Bond, by mail or other means, to the Indenture Trustee at the office of the Indenture Trustee set forth herein. The Indenture Trustee agrees that, within 30 days from the date of any payment of principal or interest when the same shall become due and payable by reason of maturity or redemption, a Responsible Officer in the Corporate Trust Office of the Indenture Trustee shall ascertain to his satisfaction that checks in payment of such amounts have been mailed by such Corporate Trust Office to the addresses of the Obligees as provided above, if payment is to be made by check or, if payment is to be made by wire transfer or by credit to an account maintained by the Obligee with the Indenture Trustee, that such funds have been wired or credited or, if payment is to be made at the Corporate Trust Office, that funds were held by the Indenture Trustee for such payment on the date the payment was due. The Indenture Trustee shall have no obligation to determine whether such checks or payments were received by the Obligees.

         (e) Concerning Selection of Bonds to be Redeemed. Notwithstanding the provisions of Section 3.07(b) of Exhibit 1 to this Indenture, (i) if less than all the Bonds are to be optionally redeemed under any of the provisions contained or referred to in Article Third hereof or Article III of said Exhibit 1, the Indenture Trustee shall select for redemption Bonds of the Stated Maturity or Stated Maturities and (ii) if less than all the Bonds of a particular Stated Maturity are to be redeemed under any provisions contained or referred to in Article Third hereof or Article III of Exhibit 1 to this Indenture, the Indenture Trustee shall select the particular Bonds and/or portion ($1,000 or any integral multiple thereof) of Bonds to be redeemed on the Redemption Date by allocating the principal amount to be redeemed among the Holders of Bonds of such Stated Maturity in proportion to the respective principal amount of Bonds of such Stated Maturity registered in their respective names, making adjustments so the principal amount of any Obligation to be redeemed shall be $1,000 or an integral multiple thereof.

         (f) Concerning References to Section 3.09(b). All cross-references to Section 3.09(b) made in Exhibit 1 hereto shall be deemed to refer to Section 3.10(b) of Exhibit 1 hereto.

         (g) Concerning Home Office Payment. Notwithstanding any terms of this Indenture or the Obligations to the contrary, the Shipowner may enter into an agreement with any Holder of an Obligation providing for payment to such Holder by bank check or, at the request of such Holder, by credit to an account maintained by the Holder with the Indenture Trustee or by wire transfer of the principal of and the premium (if any) and interest on such Obligation or any part thereof at a place other than the place or places specified in such Obligation as the place for such payment, and for the making of notation (if any) of such payment on such Obligation by such Holder or by an agent of the Shipowner or of the Indenture Trustee without presentation of such Obligation. The Shipowner will furnish to the Indenture Trustee a copy of each such agreement. The Indenture Trustee hereby consents to such agreement contained in Section 7 of the Bond Purchase Agreement dated as of August 15, 1996, between the Shipowner and the Purchaser named therein and hereby acknowledges receipt of a copy thereof.

         (h) Concerning Section 5.02. The second sentence of Section 5.02 of Exhibit 1 to this Indenture is amended by inserting immediately following the words "date fixed for each such payment" the words "funds of the type required by the Indenture for such payment and in."

         (i)     Concerning Section 7.02.  The amount "$3,000,000" in Section
7.02 of Exhibit 1 hereto is hereby deleted and there is substituted therefor the amount "$25,000,000."

         (j)     Concerning Section 10.01.  Paragraph (2) of Section 10.01 of
Exhibit 1 to this Indenture is deleted and the following substituted in lieu thereof:

                 "(2)     to evidence the succession pursuant to Article VIII
                 of another corporation or entity to the Shipowner or any assumption of all or a part of the Obligations pursuant to
                 Article VIII;".

         (k)     Concerning Notices.  Subject to the provisions of Section
13.01 of Exhibit 1 to this Indenture, any notice, request, demand, direction, consent, waiver, approval, or other communication to be given to a party hereto or the Secretary shall be deemed to have been sufficiently given or made when addressed to:

The Indenture Trustee as:                 FIRST NATIONAL BANK OF COMMERCE
                                          210 Baronne Street
                                          New Orleans, Louisiana  70112
                                          Attention:  Corporate Trust Department

The Shipowner as:                         GLOBAL INDUSTRIES, LTD.
                                          107 Global Circle
                                          Lafayette, Louisiana  70503

The Secretary as:                         SECRETARY OF TRANSPORTATION
                                          c/o Maritime Administrator
                                          Department of Transportation
                                          400 Seventh Street, S.W.
                                          Washington, D.C.  20590


         (l) Concerning Applicable Law. This Indenture and each Obligation shall be governed by the laws of the United States and, to the extent applicable, the laws of the State of Louisiana.

         (m) Execution of Counterparts. This Indenture may be executed in any number of counterparts. All such counterparts shall be deemed to be originals and shall constitute but one and the same instrument.

         IN WITNESS WHEREOF, this Indenture has been duly executed by the Shipowner effective as of the day and year first above written.


                                               GLOBAL INDUSTRIES, LTD.,
                                                                    SHIPOWNER




(SEAL)                                         By: /s/ WILLIAM J. DORE
                                                   ----------------------------
                                                   President


Attest:


/s/ MICHAEL J. POLLOCK
------------------------------
Vice President

         IN WITNESS WHEREOF, this Indenture has been duly executed by the Indenture Trustee effective as of the day and year first above written.


                                        FIRST NATIONAL BANK OF COMMERCE,
                                                       INDENTURE TRUSTEE




                                        By: /s/ TIMOTHY C. BRENNAN
                                            --------------------------------
                                            Assistant Vice President